CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of FSF Financial Corp. (the "Company") on Form 10-K for the year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Donald A. Glas, Chief Executive Officer, and Richard H. Burgart, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Donald A. Glas                       /s/ Richard H. Burgart
--------------------------------         ---------------------------------------
Donald A. Glas                           Richard H. Burgart
Chief Executive Officer                  Chief Financial Officer




December 18, 2003